UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 19, 2016

San Juan Basin Royalty Trust

(Exact name of registrant as specified in its charter)

Texas	1-8032	75-6279898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Compass Bank, Trust Department

300 W. 7th Street, Suite B

Fort Worth, Texas 76102

(Address of principal executive offices, including zip code)

(866) 809-4553

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 19, 2016, the San Juan Basin Royalty Trust (the “Trust”) issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing a monthly cash distribution to the holders of its units of beneficial interest of $820,792.05 or $0.017610 per Unit, based principally upon production during the month of December 2015. The distribution is payable March 14, 2016, to Unit Holders of record as of February 29, 2016.

In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise, subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description

99.1	Press Release, dated February 19, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS BANK, AS TRUSTEE FOR THE SAN JUAN BASIN ROYALTY TRUST (Registrant)

Date: February 19, 2016	By:	/s/ Joshua R. Peterson
Joshua R. Peterson
Vice President and Senior Trust Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 19, 2016.

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